Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Leases

9. Leases

The Group’s noncancelable operating leases consist of leases for office space. The Group is the lessee under the terms of the operating leases. For the year ended December 31, 2022, the operating lease cost was RMB14.9 million.

The Group’s operating leases have remaining lease terms that range from approximately one year to five years. As of December 31, 2022, the weighted average remaining lease term and weighted average discount rate were 2.88 years and 5.7%, respectively.